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                                                                   EXHIBIT 23.1


                 CONSENT OF ERNST & YOUNG INDEPENDENT AUDITORS

        We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 30, 1997 in the Registration Statement (Form S-1) and the related Prospectus of CardioVascular Dynamics, Inc. for the registration of 1,488,528 shares of its Common Stock.



                                        /s/ ERNST & YOUNG LLP

Orange County, California
June 12, 1997